PROSPECTUS Dated                              Pricing Supplement No. 73
May 17, 2002                                  Effective May 30, 2005
And PROSPECTUS SUPPLEMENT
Dated March 25, 2003


                       U.S. $250,000,000              Rule 424 (B)(3)
                                                  Registration Statement
                    FORD MOTOR CREDIT COMPANY         No. 333-86832

                       FIXED-RATE NOTES


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                    Interest Rate Per Annum
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Period        One       Two      Three
Beginning     Year      Years    Years
----------   -------   ------   -------
5/30/05       5.80%     6.10%    7.00%